UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 2, 2020

Commission File Number: 001-38458
LEVEL ONE BANCORP, INC.
(Exact name of registrant as specified in charter)

Michigan (State or other jurisdiction of incorporation)	71-1015624 (I.R.S. Employer Identification No.)

32991 Hamilton Court Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)
(248) 737-0300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Common Stock, no par value	Trading symbol(s) LEVL	Name of each exchange on which registered Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On January 2, 2020, Level One Bancorp, Inc. (the “Company”) completed its previously announced acquisition of Ann Arbor Bancorp, Inc. (“AAB”) and its wholly owned subsidiary, Ann Arbor State Bank. The transaction was completed pursuant to a merger of the Company’s wholly owned merger subsidiary (“Merger Sub”) with and into AAB (the “merger”), pursuant to the Agreement and Plan of Merger, dated as of August 12, 2019 (the “Merger Agreement”), among the Company, Merger Sub and AAB. The Company paid aggregate consideration of approximately $67.9 million in the merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.
On January 2, 2020, the Company’s board of directors appointed Jacob W. Haas as a director of the Company. Mr. Haas, age 72, was previously a director of AAB and was appointed in satisfaction of the Company’s obligations under the Merger Agreement. Mr. Haas will be entitled to receive the compensation payable to non-employee directors of the Company, as disclosed in its proxy statement for its 2019 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 4, 2019.

Item 7.01.	Regulation FD Disclosure.
On January 2, 2020, the Company issued a press release announcing the completion of the merger and the appointment of Mr. Haas, a copy of which is furnished herewith as Exhibit 99.1.
The information in this Item 7.01 and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except in each case as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
As permitted by Item 9.01(a)(4) of Form 8-K, the Company intends to file the historical financial statements required by Item 9.01(a) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
As permitted by Item 9.01(b)(2) of Form 8-K, the Company intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Level One Bancorp, Inc., dated January 2, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2020
LEVEL ONE BANCORP, INC.

	By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Executive Vice President and Chief Financial Officer